SCHEDULE 14A
				=============
         		       (Rule 14a-101)

		INFORMATION REQUIRED IN PROXY STATEMENT
		=======================================

			SCHEDULE 14A INFORMATION
			========================

		Proxy Statement pursuant to Section 14(a)
		of the Securities Exchange Act of 1934
		=========================================


Filed by the Registrant	[X]

Filed by a party other than the Registrant   [ ]


Check the appropriate box:


[X]Preliminary Proxy Statement
[ ]Confidential, For Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[ ]Definitive Proxy Statement

[ ]Definitive Additional Materials

[ ]Soliciting Material Pursuant to Sec.240.14a-12


		The Managers Funds
		------------------
	(Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other
		  than the Registrant)

Payment of Filing Fee (Check the appropriate box):


	[X] No fee required.

	[ ] Fee computed on table below per Exchange Act
            Rules 14a-6(i)(1) and 0-11.
	(1) Title of each class of securities to which transaction applies:

	(2) Aggregate number of securities to which transaction applies:

	(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
	    Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


	(4) Proposed maximum aggregate value of transaction:

	(5) Total fee paid:

	[ ] Fee paid previously with preliminary materials:

	[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1) Amount previously paid:

	(2) Form, Schedule or Registration Statement No.:

	(3) Filing Party:

	(4) Date Filed:

		============================
		NOTICE OF SPECIAL MEETING OF
			SHAREHOLDERS
		============================


		TO BE HELD ON AUGUST 26, 2004
			AT 10:00 A.M.
		-----------------------------


To Shareholders of Managers AMG Funds:

On August 26, 2004, Managers AMG Funds (the "Trust") will hold a special meeting of the shareholders of Essex
Aggressive Growth Fund, Essex Large Cap Growth Fund, Rorer
Large-Cap Fund, Rorer Mid-Cap Fund, Systematic Value Fund and Burridge Small Cap Growth Fund (each a "Fund" and collectively the "Funds") at the offices of The Managers
Funds LLC (the "Manager"), 800 Connecticut Avenue, Norwalk,
Connecticut 06854. The special meeting will begin at 10:00 a.m. The purpose of the meeting is to elect four
Trustees of the Trust. Only those shareholders that owned shares of a Fund at the close of business on June 10, 2004 are entitled to vote at this meeting or any adjournments that may take place.

			By Order of the Board of Trustees,

			Donald S. Rumery
			Treasurer


Norwalk, Connecticut
July 1, 2004



	===============================================
	IT IS IMPORTANT THAT YOUR SHARES BE
	REPRESENTED AT THE MEETING IN PERSON OR
	BY PROXY.  IF YOU DO NOT EXPECT TO ATTEND THE
	MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN
	THE ENCLOSED PROXY CARD(S) IN THE POSTAGE PAID
	ENVELOPE OR BY FAX.  YOU CAN ALSO VOTE BY
	TELEPHONE OR ON THE INTERNET.
	===============================================

	INSTRUCTIONS FOR EXECUTING PROXY CARD
	=====================================


      The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.


1.	Individual Accounts:  Sign your name exactly as it
	appears on the proxy card.

2.	Joint Accounts:  Either party may sign, but the
	name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts:  The capacity of the individual
	signing the proxy card should be indicated unless it is reflected in the name of the proxy card.
	For example:





Registration				Valid Signature
============				===============

Corporate Accounts
------------------

(1)	ABC Corp.			(1)	ABC Corp.
						John Doe, Treasurer

(2)	ABC Corp.
c/o John Doe, Treasurer			(2)	John Doe, Treasurer


(3)	ABC Corp. Profit
	Sharing Plan			(3)	John Doe, Trustee


Trust Accounts
--------------

(1)	ABC Trust			(1)	Jane Doe, Trustee

(2)	Jane Doe, Trustee
	u/t/d 12/28/78			(2)	Jane Doe


Custodial Accounts
------------------

(1)	John Smith, Custodian
	f/b/o John Smith, Jr. UGMA	(1)	John Smith

(2)	John Smith, Jr.			(2)	John Smith, Jr., Executor



		[Logo:] AMG Managers AMG Funds



		Essex Aggressive Growth Fund
		----------------------------
		Essex Large Cap Growth Fund
		---------------------------
		   Rorer Large-Cap Fund
		   --------------------
		    Rorer Mid-Cap Fund
		    ------------------
		   Systematic Value Fund
		   ---------------------
	      Burridge Small Cap Growth Fund
	      ------------------------------


		800 Connecticut Avenue
		   Norwalk, CT 06854
                      800-835-3879
		 www.managersamg.com


		    PROXY STATEMENT
		    ===============

	FOR A SPECIAL MEETING OF SHAREHOLDERS
	   TO BE HELD ON AUGUST 26, 2004
	--------------------------------------

		    *  *  *  *  *

Introduction
------------
This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Managers AMG Funds, a Massachusetts business trust (the "Trust"), for use at a special meeting and any adjournment (the "Meeting") of the shareholders of Essex Aggressive Growth Fund, Essex Large Cap Growth Fund, Rorer Large-Cap Fund, Rorer Mid-Cap Fund, Systematic Value Fund and Burridge Small Cap Growth Fund (each a "Fund" and collectively the "Funds") to be held at the offices of The Managers Funds (the "Manager"), located at 800 Connecticut Avenue, Norwalk, Connecticut, 06854, on August 26, 2004 at 10:00 a.m.

The Trust is comprised of six mutual funds:  Essex
Aggressive Growth Fund, Essex Large Cap Growth Fund, Rorer Large-Cap Fund, Rorer Mid-Cap Fund, Systematic Value Fund and Burridge Small Cap Growth Fund. Each Fund is a separate series of the Trust. The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Manager, a subsidiary of Affiliated Managers Group, Inc. ("AMG") located at 600 Hale Street, Prides Crossing, MA 01965, serves as investment manager of the Funds and is responsible for the Funds' overall administration. Managers Distributors, Inc. ("MDI"), located at 800 Connecticut Avenue, Norwalk CT 06854, a wholly-owned subsidiary of the Manager, serves as the Funds' distributor.

The principal executive offices of the Trust are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854. The enclosed proxy and this proxy statement are being sent to shareholders on or about June 30, 2004.

The purpose of the Meeting is to elect four Trustees of the Trust.

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the marked instructions. Unless instructions are marked to the contrary, shares represented by the proxies will be voted FOR the election of each nominee identified in this proxy statement. Any shareholder may revoke his or her proxy card(s) at any time prior to the Meeting by
(i) sending written notice of revocation to the Secretary of the Trust, (ii) the subsequent execution and return of another proxy prior to the Meeting, (iii) submitting a subsequent telephone vote, (iv) submitting a subsequent internet vote, or (v) being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. The persons designated as proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Holders of record of shares of the Funds at the close of business on June 10, 2004 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote for each dollar of net asset value of their shares and a proportional fractional vote in respect of a fractional dollar amount of their shares on all business presented at the Meeting.

The following table sets forth the number of shares of beneficial interest outstanding of each
Fund and net asset value of such shares as of the Record Date:





									Net Asset
									  Value
							Shares		 of Shares
Fund							Outstanding	Outstanding
----							-----------	-----------

Essex Aggressive Growth Fund-Institutional Class	7,856,662	$70,709,959
Essex Aggressive Growth Fund-Investor Class		  102,088          $911,648
Essex Large Cap Growth Fund				  902,784       $10,165,350
Rorer Large-Cap Fund					  138,751        $1,351,439
Rorer Mid-Cap Fund                                        385,481        $4,830,075
Systematic Value Fund					1,059,112       $11,459,590
Burridge Small Cap Growth Fund				1,706,459       $26,108,820




Under the Master Trust Agreement of the Trust, a proxy with respect to shares held by two or more persons
(whether as joint tenants, co-fiduciaries or otherwise) will be valid if executed or otherwise given by or on behalf of any one of them, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

A quorum of shareholders must be present or represented by proxy at the Meeting to transact business. For these purposes, a quorum is at least 30% of the total net asset value of the shares of the Trust outstanding on the record date. In the event that the necessary quorum to transact business is not obtained at the Meeting, the individuals named as proxies may propose one or more adjournments of the Meeting in accordance with the applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present (by value) in person or represented by proxy at the Meeting.

The proposal to elect Trustees will be voted on by shareholders of all Funds, voting as a single class.
Those individuals receiving a plurality of the votes cast at the Meeting will be elected. Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the proposal because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but have no effect on the outcome of the vote.

Shareholders can vote by marking the enclosed proxy card(s) and returning the card(s) in the postage-paid envelope. Shareholders can also vote by faxing their proxy card(s) to the Trust at (203) 299-3580.



			ELECTION OF TRUSTEES
			====================

The Board of Trustees of the Trust currently consists of six Trustees. Four members of the Board are not "interested persons" of the Trust (commonly referred to as "Independent Trustees") within the meaning of the 1940 Act, and two members of the Board are "interested persons" of the Trust within the meaning of the 1940 Act (commonly referred to as "Management
Trustees"). In accordance with the recommendation of the current Independent Trustees of the Trust
(the "Incumbent Independent Trustees"), the Board has determined that it would be in the interest of the Trust shareholders to expand the number of Trustees on the Board to eight and to fill these vacancies with individuals that will qualify as Independent Trustees under the 1940 Act. In general, to qualify as an Independent Trustee of the Trust under the 1940 Act, an individual may not have any direct or indirect employment, financial or business relationship with the Manager, MDI or AMG.

The Board of Trustees of the Trust, at the recommendation of the Incumbent Independent Trustees, has nominated each of Steven J. Paggioli and Thomas R. Schneeweis to fill the vacancies on the Board and to serve as Independent Trustees of the Trust. Mr. Paggioli is a private investor and former executive vice-president and Director of The Wadsworth Group, a fund administration company; Mr. Schneeweis is a professor of finance at the University of Massachusetts and President of Schneeweis Partners, an investment advisory and consulting firm. Messrs. Paggioli and Schneeweis currently serve as Independent Trustees of other mutual funds sponsored by the Manager (all such mutual funds, together with the Funds, being collectively referred to as the "Managers Complex of Funds").

The 1940 Act permits the board of trustees of a mutual fund to fill a vacancy on the board, without shareholder approval, but only if, immediately thereafter, at least two-thirds of the trustees then holding office shall have been elected by the shareholders of the mutual fund.
Since this condition would not be met if they were appointed to the Board, Mr. Paggioli and Mr. Schneeweis must be elected as Trustees of the Trust by shareholders.

The Board has also determined that it would be in the interests of the Trust to submit to shareholders for election John Kingston, III and Peter M. Lebovitz, each of whom is currently a Management Trustee of the Trust. Mr. Kingston is the Chief Legal Officer of the Trust and the Senior Vice President and General
Counsel of AMG. Mr. Kingston has served as a Management Trustee since May 17, 2004, when he was appointed to fill the vacancy created by the resignation of Mr. Sean Healey, the President and Chief Operating Officer of AMG. Mr. Lebovitz is the
President of the Trust and the Chief Executive Officer of the Manager. Mr. Lebovitz has served as a Management Trustee of the Trust since March
7, 2002, when he was appointed by the other members of the Board of Trustees.

The 1940 Act requires a mutual fund to call a shareholder meeting for the election of trustees if at any time less than a majority of the fund's board of trustees has been elected by shareholders.
If Messrs. Kingston and Lebovitz are elected as Trustees at this time, all of the Trustees will have been elected by shareholders thereby delaying the time at which another meeting of shareholders is required to be held for the purpose of electing
Trustees and deferring the accompanying cost of holding such a meeting.

The Trust does not have a nominating committee.
Currently, the Incumbent Independent Trustees, consisting of Messrs. Jack W. Aber, William E.
Chapman, II, Edward J. Kaier and Eric Rakowski, function as a nominating committee for the Trust.

On May 17, 2004, the Incumbent Independent Trustees determined that it would be in the interest of shareholders of the Trust to increase the size of the Board to a total of eight Trustees, of which six Trustees would be Independent Trustees. The
Incumbent Independent Trustees concluded that this change to the composition of the Board would enhance the independence and effectiveness of the Board consistent with emerging best practices in the mutual fund industry. The Incumbent
Independent Trustees determined that it would be in the interests of shareholders of the Trust to nominate and elect Messrs. Paggioli and Schneeweis as additional Independent Trustees of the Trust.

In recommending to the full Board of the Trust the nomination and election of Messrs. Paggioli and Schneeweis as Trustees of the Trust, the Incumbent
Independent Trustees considered a number of factors, including the knowledge and experience of these individuals in the investment management business, their specific knowledge and experience with respect to mutual funds and their understanding of the responsibilities of Independent Trustees of mutual funds. In addition, the Incumbent Independent
Trustees noted that Messrs. Paggioli and Schneeweis are currently Independent Trustees of other trusts within the Managers Complex of Funds and that, with the election of these individuals as Independent
Trustees of the Trust, all trusts within the Managers
Complex of Funds will have substantially the same individuals serving on all boards, which will increase the operational efficiency of the Board, promote the flow of information and further enhance the quality of the decision-making process of the Board with respect to matters involving multiple mutual funds within the Complex. The Incumbent Independent
Trustees also took into account the high personal and professional integrity of each individual, the manner in which each individual's skill sets complement those of the other Independent Trustees, and the ability of each individual to devote the necessary time required to perform their duties as Independent Trustees.

At a meeting of the Board of Trustees held on May 17, 2004, upon the recommendation of the Incumbent
Independent Trustees, the full Board unanimously voted to nominate each of Messrs. Paggioli, Schneeweis, Kingston and Lebovitz as Trustees of the Trust and to call a meeting of shareholders of the Trust to vote on the election of these nominees. At that time, the Board of Trustees also authorized the officers of the Trust to set the date of a special meeting of the Trust's shareholders to vote on the election of Trustees and to fix the record date for shareholders entitled to vote at the Meeting.
Pursuant to the authority of the Board, the officers of the Trust have set August 26, 2004 at 9:30 a.m. as the date of the Meeting and have fixed June 10, 2004 as the record date for shareholders entitled to vote at the Meeting.

===================================================
Board of Trustees, including all of the Incumbent
Independent Trustees, unanimously recommends that
shareholders vote to elect each of the nominees as
Trustees of the Trust.
===================================================

Additional information about Messrs. Paggioli,
Schneeweis, Kingston and Lebovitz is set forth below.

Independent Trustee Nominees
----------------------------




							NUMBER OF
							FUNDS IN
							MANAGERS COMPLEX OF 	OTHER DIRECTORSHIPS
			PRINCIPAL OCCUPATIONS DURING	FUNDS OVERSEEN BY 	HELD BY TRUSTEE
NAME AND 			PAST 5 YEARS		TRUSTEE*
DATE OF BIRTH
-------------		----------------------------	-------------------	--------------------

Steven J. Paggioli	Private Investor;Executive		27		Trustee of
DOB: 4/3/50		Vice President,Secretary				Professionally Managed
			and Director,Investment					POrtfolios
			Company Administration,					(19 portfolios)
			LLC (1990-2001); Trustee,
			Professionally Managed
			Portfolios,(1991-2001);
  			Consultant, formerly
			Executive Vice President
			and Director, The Wadsworth
			Group (fund administration)
			(1986-2001); Vice
			President,Secretary and
			Director, First Fund
			Distributors, Inc. (1991-2001)

Thomas R. Schneeweis	Professor of Finance,			27		None
DOB: 5/10/47		University of Massachusetts
 			(1985-Present);Managing Director,
			CISDM at the University of
			Massachusetts, (1994-Present);
			President and Chief Executive
			Officer, Schneeweis Partners,
			LLC (2001-Present)




*The Managers Complex of Funds consists of all portfolio series of The Managers Funds, Managers AMG Funds,
Managers Trust I, and Managers Trust II.



Interested Trustee Nominees
---------------------------
Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, AMG.
Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Manager and MDI.








									NUMBER OF	     OTHER
			POSITION(S)		PRINCIPAL 		FUNDS IN	     DIRECTORSHIPS
			HELD WITH 		OCCUPATIONS	        MANAGERS	     HELD BY
			FUND AND		DURING PAST		COMPLEX OF FUNDS     TRUSTEE/
NAME AND 		LENGTH OF		5 YEARS			FUNDS OVERSEEN       OFFICER
DATE OF BIRTH		TIME SERVED 					BY TRUSTEE/OFFICER*
-------------		-----------		-----------		------------------   -------------


John Kingston, III	Secretary since	1999;	Senior Vice			27		None
DOB:  10/23/65		Trustee since 2004	President and
			  			General Counsel,
						(2002-Present),
						Affiliated Managers
						Group, Inc.; Vice
						President and
						Associate General
						Counsel, Affiliated
						Managers Group, Inc.
						(1999-2002); Director
						and Secretary,
						Managers Distributors,
						Inc. (2000-Present);
						Served in a general
						counseling capacity,
						Morgan Stanley Dean
						Witter Investment
						Management, Inc.
						(1998-1999); Associate,
						Ropes and
						Gray (1994-1998)


Peter M. Lebovitz	Trustee since 2002	President and Chief 		27		None
DOB: 1/18/55		President since 1999	Executive Officer
						The Managers Funds




				8






						LLC (1999-Present);
						President, Managers
						Distributors, Inc.
						(2000-Present);
						Director of
						Marketing, The
						Managers Funds, LP
						(1994-1999); Director
						of Marketing,
						Hyperion Capital
						Management, Inc.
						(1993-1994); Senior
						Vice President,
						Greenwich Asset
						Mgmt., Inc. (1989-1993)


*The Managers Complex of Funds consists of all portfolio series of The Managers Funds, Managers
AMG Funds, Managers Trust I, and Managers Trust II.




There is no family relationship between any of the current or proposed Trustees listed above or with the Incumbent Independent Trustees. For the period ended
March 31, 2004, none of the proposed Independent Trustees or their Immediate Family Members owned any securities, beneficially or of record, in the Manager, AMG or any other entity directly or indirectly "controlling,"
"controlled by," or "under common control with"
(within the meaning of the 1940 Act) the Manager.
The term "Immediate Family Member" means a person's spouse; child residing in the person's household
(including step and adoptive children); and any dependent of the person, as defined in Section
152 of the Internal Revenue Code of 1986, as amended.


Other Trustees and Officers of the Trust
----------------------------------------
Information about the Incumbent Independent Trustees is shown in the table below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds' performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk,
Connecticut 06854.

The Trustees hold office without limit in time except
that (a) any Trustee may resign; (b) any Trustee may be
removed for cause by at least two-thirds of the number
of Trustees   remaining after such removal (provided
that there shall not be fewer than 3 remaining Trustees);
(c) shareholders may vote to remove a Trustee at a special meeting of shareholders held at the written request of shareholders of 10% or more of the outstanding shares of the Trust. During the Funds' most recent fiscal years, the Trustees met [__] times.

The President, Treasurer and Secretary of the Trust are elected by the Trustees and hold office until their respective successors are chosen and qualified, or in each case until the officer dies, resigns, is removed or becomes disqualified.

Incumbent Independent Trustees
------------------------------
The Trustees in the following table are not "interested persons" of the Trust within the meaning of the 1940 Act:


									NUMBER OF	     OTHER
			POSITION(S)		PRINCIPAL 		FUNDS IN	     DIRECTORSHIPS
			HELD WITH 		OCCUPATIONS	        MANAGERS	     HELD BY
			FUND AND		DURING PAST		COMPLEX OF FUNDS     TRUSTEE
NAME AND 		LENGTH OF		5 YEARS			FUNDS OVERSEEN
DATE OF BIRTH		TIME SERVED 					BY TRUSTEE*
-------------		-----------		-----------		------------------   -------------


Jack W. Aber		Trustee since 1999	Professor of			27	     Trustee of Appleton
DOB:  9/9/37					Finance,Boston 				     Growth Fund (1 portfolio)
 						University School
						of Management 				     Trustee of Third
						(1972-Present)				     Avenue Trust
											     (4 portfolios)

											     Trustee of Third 							     							     Avenue Variable Trust
											     (1 portfolio)


William E. Chapman, II	Trustee since 1999	President and Owner, 		27	     Trustee of Third
DOB: 9/23/41					Longboat Retirement			     Avenue Trust
						Planning Solutions (1998-		     (4 portfolios)
						Present); Hewitt
						Associates, LLC (part 			     Trustee of Third
						time) (provider of 			     Avenue Variable Trust
						retirement and 	                             (1 portfolio)			     						investment education
						seminars); Interim
						Executive Vice President,
						QuadraMed Corp. (2001);
						President, Retirement
						Plans Group, Kemper
						Funds (1990-1998)


Edward J. Kaier		Trustee since 1999	Partner, Hepburn Willcox 	27	     Trustee of Third
DOB:  9/23/45					Hamilton & Putnam 			     Avenue Trust
						(1977-Present)				     (4 portfolios)

											     Trustee of Third
											     Avenue Variable
											     Trust (1 portfolio)


Eric Rakowski		Trustee since 1999	Professor, University of	27	     Trustee of Third
DOB: 6/5/58					California at Berkeley 			     Avenue Trust (4
						School of Law (1990-			     portfolios)
						Present); Visiting
						Professor, Harvard Law 			     Director of Third
						School (1998-1999)			     Avenue Variable
											     Variable Trust
											     (1 portfolio)





* The Fund Complex consists of The Managers Funds,
Managers AMG Funds, Managers Trust I and Managers Trust II.

Officers
--------






				POSITION(S)			PRINCIPAL
				HELD WITH 			OCCUPATIONS
				FUND AND			DURING PAST
NAME AND 			LENGTH OF			5 YEARS
DATE OF BIRTH			TIME SERVED
-------------			-----------			-----------

Galan G. Daukas			Chief Financial Officer		Chief Operating Officer,
DOB: 10/24/63			since 2002			The Managers Funds LLC,
								(2002-Present); Chief
								Financial Officer, The
								Managers Funds, Managers
								Trust I and Managers Trust II
								(2002-Present); Chief
								Operating Officer and
								Chairman of the Management
								Committee, Harbor Capital
								Management Co., Inc. (2000-2002);
								Chief Operating Officer,
								Fleet Investment Advisors
								(1992-2000)


Donald S. Rumery		Treasurer since 1999		Director, Finance and Planning,
DOB: 5/29/58							The Managers Funds LLC, (1994-
								Present); Treasurer and Chief
								Financial Officer, Managers
								Distributors, Inc. (2000-
								Present); Treasurer, The
								Managers Funds (1995-Present);
								Secretary, The Managers Funds
								(1997-Present); Secretary and
								Treasurer, Managers Trust I
								(2000-Present); Secretary and
								Treasurer, Managers Trust II
								(2000-Present)





Trustee Share Ownership
-----------------------
Information in the table below is as of December 31, 2003.






								Aggregate Dollar Range of
				Dollar Range of Equity 		Equity Securities in the
				Securities in the Funds         Managers Complex of
				Beneficially Owned as of        Funds* Beneficially Owned
				December 31, 2003	        as of December 31, 2003
				------------------------	-------------------------
Independent Trustees:
---------------------
Jack W. Aber			$10,001 to $50,000		$50,001 to $100,000
William E. Chapman, II		  Over $100,000			  Over $100,000
Edward J. Kaier			  Over $100,000                   Over $100,000
Steven J. Paggioli		    None			  Over $100,000
Eric Rakowski		            None                        $10,001 to $50,000
Thomas R. Schneeweis	            None                        $10,001 to $50,000


Interested Trustees:
--------------------
John Kingston, III              $1 to $10,000 			  Over $100,000
Peter M. Lebovitz		$1 to $10,000 			  Over $100,000





* Consists of each portfolio series of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.





Audit Committee
---------------
The Board of Trustees has an Audit Committee consisting of the Independent Trustees. Under the terms of its charter, which is attached to this proxy statement as Exhibit A, the Audit Committee (a) acts for the Trustees in overseeing the Trust's financial reporting and auditing processes, (b) reviews and assesses the performance of the Trust's independent public accountants, (c) makes recommendations to the full board annually as to the appointment of independent public accountants,
(d) meets periodically with the independent accountants to review the annual audits and the services provided by the independent public accountants and (e) reviews and reports to the full Board of Trustees with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the calendar year ended December 31, 2003.

Independent Registered Public Accounting Firm
----------------------------------------------
PricewaterhouseCoopers LLP ("PwC") serves as the Trust's independent registered public accounting firm.

Audit Fees
----------
The following table shows the aggregate fees billed by PwC to each Fund for each of its two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements
("Audit Fees") for those fiscal years.




				Fiscal		2003		2002
Fund Name			Year End	Fees		Fees
---------			--------	----		----
Essex Aggressive Growth Fund	(10/31)		$22,198		$20,632
Essex Large Cap Growth Fund	(10/31)		 $6,010		    N/A
Rorer Large-Cap Fund		(10/31)		 $5,522		 $5,006
Rorer Mid-Cap Fund 		(10/31)		 $5,009		 $5,006
Systematic Value Fund		(2/28)		 $6,500		 $6,000
Burridge Small Cap Growth Fund 	(5/31)		 $6,500		 $6,000





Audit-Related Fees
------------------
There were no fees billed by PwC to any Fund in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements, but are not reported as Audit Fees ("Audit-Related Fees").

For the Funds' two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements by the Manager and entities controlling, controlled by, or under common control with the Manager (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to one or more Funds ("Fund Service Providers") where the engagements related directly to the operations and financial reporting of one or more Funds.

Tax  Fees
---------
The aggregate fees billed by PwC to each Fund for each of its two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning ("Tax Fees") are as follows:



				Fiscal		2003		2002
Fund Name			Year End	Fees		Fees
---------			--------	----		----
Essex Aggressive Growth Fund	(10/31)		$4,500		$4,500
Essex Large Cap Growth Fund	(10/31)		$3,000	       	  N/A
Rorer Large-Cap Fund		(10/31)		$1,250		$3,000
Rorer Mid-Cap Fund 		(10/31)		$3,500		$3,000
Systematic Value Fund		(2/28)		$3,500		$3,000
Burridge Small Cap Growth Fund 	(5/31)		$3,500		$3,000





For the Funds' two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of one or more Funds were $13,300 and $11,300, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees
--------------
There were no other fees billed by PwC to any Fund for all other non-audit services ("Other Fees"). For the Funds' two most recent fiscal years, there were no Other Fees billed by PwC for engagements by Fund Service
Providers that related directly to the operations and financial reporting of one or more Funds.

According to policies adopted by the Audit Committee, any services to be provided by the Funds' independent auditor must be pre-approved by the Audit Committee.
The Audit Committee reviews and pre-approves on an annual basis various types of services that may be performed by the independent auditor within specified budget limitations and without specific approval of each engagement. The Audit Committee also pre-approves non-audit services provided by the independent auditor to the Manager or any other entity controlling, controlled by or under common control with the Manager that provides on-going services to a Fund, if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 and the rules issued by the Securities and Exchange Commission in connection therewith. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of the independent auditor to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit
Committee following the date of such pre-approval.

Aggregate non-audit fees billed by PwC for services rendered to the Funds and to Fund Service Providers for the Funds' 2002 and 2003 fiscal years are as follows:

2002	2003
$	$


The Trust's Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service
Providers that were not required to be pre-approved by the Funds' Audit Committee is compatible with maintaining
PwC's independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.


Compensation of Trustees
------------------------
For services as a Trustee of the Trust and all other investment companies within the Managers Complex of Funds, each Independent Trustee is paid an annual retainer of $52,000 and a fee of $2,000 for each meeting attended.
Each Independent Trustee is also reimbursed for the expenses of attending meetings. The Chairman of the Board of Trustees of the Trust (who also serves as the lead Independent Trustee) is paid an additional fee of $5,000 for services as Chairman and lead Independent
Trustee of all investment companies within the Managers
Complex of Funds.  As Management Trustees, neither
Mr. Kingston nor Mr. Lebovitz is paid by the Trust for services as a Trustee.

The following table lists the compensation paid to each of the Trustees by each Fund for the calendar year ended December 31, 2003. The Trust has no retirement or pension plan for its Trustees.

Total Compensation
------------------




								Total
								Compensation
								from the Funds
				Aggregate			and all Funds in
				Compensation			the Managers
				from the 			Complex of
				Funds(a)			Funds (b)
Independent Trustees:		------------			----------------
---------------------

Jack W. Aber			$32,000				$32,000
William E. Chapman, II		$32,000				$32,000
Edward K. Kaier			$32,000				$32,000
Steven J. Paggioli		 None				$27,000
Eric Rakowski			$32,000				$32,000
Thomas R. Schneeweis		 None				$26,500



Management Trustees:
--------------------

John Kingston, III		 None				 None
Peter M. Lebovitz		 None				 None



(a)	Compensation is calculated for the 12 months ended
        December 31, 2003.  The Trust does not provide
        any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during
	the 12-month period ended December 31, 2003 for services as Trustees of The Managers Funds,
        Managers AMG Funds, Managers Trust I and/or
        Managers Trust II. Prior to April 1, 2004, the annual retainer for Independent Trustees was $32,000.



Consideration of Potential Trustee Nominees
-------------------------------------------

The Incumbent Independent Trustees have established a policy of meeting and communicating among themselves periodically as a group outside the presence of the Management Trustees. In this manner, the Incumbent
Independent Trustees have functioned effectively as a nominating committee for the Trust. Because of the relatively short operating history of the Trust, the size of the Funds, the infrequency of changes to the composition of the Board, and the fact that the Independent Trustees already function effectively as a nominating committee, the Independent Trustees have determined that the establishment of a formal nominating committee has not been necessary to date.

As noted above, the Incumbent Independent Trustees are responsible for recommending nominations of Independent
Trustees for the Board. The Incumbent Independent Trustees meet, whenever considered appropriate, to identify, evaluate and nominate candidates for Independent Trustee.
During the Funds' most recent fiscal years, the Incumbent
Independent Trustees met [___] times for this purpose.
When considering candidates for the nomination or selection as an Independent Trustee, the Independent
Trustees will consider recommendations provided by shareholders, provided that the recommendations are accompanied by adequate information about the candidates.
Persons selected must not be "interested persons" of the Trust or the Manager, as defined in the 1940 Act. The
Incumbent Independent Trustees also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair an individual's independence, such as any business, financial or family relationship with the Manager or other service provider of the Funds.

In determining a nominee's qualification for Board membership, including candidates recommended by shareholders, the Incumbent Independent Trustees will consider such other factors as they may determine to be relevant to fulfilling the role of being a member of the Board of Trustees. Such factors may include one or more of the following: (i) the candidate's knowledge in matters relating to the mutual fund industry;
(ii) any experience possessed by the candidate as a director or senior officer of other mutual funds or public companies; (iii) the candidate's educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (v) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other Trustees; and (vi) such other factors as the Incumbent Independent Trustees determine to be relevant in light of the existing composition of the Board and any anticipated vacancies.

Communications with the Board of Trustees
-----------------------------------------
Shareholders who wish to communicate with Board members with respect to matters relating to the Trust may address their written correspondence to the Board as a whole or to individual Board members c/o Secretary, Managers AMG Funds,
800 Connecticut Avenue, Norwalk, Connecticut 06854.

Trustee Attendance at Annual Meetings of Shareholders
-----------------------------------------------------
Pursuant to the Trust's By-laws, the Trust is not required to hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted upon under the 1940 Act. Because annual meetings are very infrequent, the Trust has not adopted a policy regarding
Trustee attendance at annual meetings of shareholders.

	========================================
	THE BOARD OF TRUSTEES RECOMMENDS THAT
	THE SHAREHOLDERS OF THE FUNDS VOTE "FOR"
	THE ELECTION OF EACH NOMINEE.
	========================================


			ADDITIONAL INFORMATION
			======================

Solicitation of Proxies
-----------------------
Representatives of the Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Funds for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds. The cost of the solicitation of proxies will be borne by the Funds. The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph will be paid by the Funds. Certain solicitation costs will be directly attributable to a Fund soliciting shareholder approval, while other expenses of solicitation will not be directly attributable to any specific Fund. Solicitation costs that are directly attributable to a particular Fund will be borne by that Fund. All other solicitation expenses will be allocated pro rata based on the number of shareholder accounts of each Fund.

As the Meeting date approaches, shareholders who have not voted their proxy may receive a telephone call asking them to vote. In all cases where a telephonic proxy is solicited, shareholders will be asked to give their full name, social security number or employee identification number, address, title (if applicable) and the number of shares owned, and to confirm that they have received the proxy materials in the mail.

If a shareholder wishes to participate in the meeting, and does not wish to authorize the execution of a proxy by telephone, mail or internet, the shareholder may vote at the Meeting in person.

If you require additional information regarding the proxy or replacement proxy cards, please call The Managers Funds toll free at (800) 835-3879. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Meeting.

Financial Information
---------------------
The Funds' most recent Annual Reports and Semi-Annual
Reports are available upon request, without charge, by writing to The Managers Funds, 800 Connecticut Avenue,
Norwalk, Connecticut 06854, or by calling (800) 835-3879, or on our website at www.managersamg.com.

Record or Beneficial Ownership
------------------------------
Exhibit B contains information about the record or beneficial ownership by shareholders of five percent (5%) or more of each Fund's outstanding shares, as of the record date.

Shareholder Proposals
---------------------

The Trust does not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting should submit such proposal to the Trust at a reasonable time before the solicitation is made.

Other Matters to Come Before the Meeting
----------------------------------------
The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special
Meeting of Shareholders that will be presented or considered at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

	========================================
	THE TRUSTEES RECOMMEND THAT SHAREHOLDERS
	VOTE FOR THE ELECTION OF EACH NOMINEE
	IDENTIFIED IN THIS PROXY STATEMENT.
	ANY UNMARKED  PROXIES WITHOUT INSTRUCTIONS
	TO THE CONTRARY WILL BE VOTED IN FAVOR
	OF THE ELECTION OF EACH SUCH NOMINEE.
	=====================================

July 1, 2004

By Order of the Trustees,


Donald S. Rumery
Treasurer

			EXHIBIT A
			=========


		   MANAGERS AMG FUNDS


		AUDIT COMMITTEE CHARTER
		=======================

	Membership, Composition and Governance.

The Audit Committee for Managers AMG Funds (the "Fund") shall consist of three or more Trustees, none of whom shall be "interested persons" within the meaning of the Investment
Company Act of 1940, as amended (the "1940 Act") of the Fund, or any adviser or subadvisor thereto. The members of the Audit Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. Unless otherwise determined by the Board, the members of the Audit Committee shall appoint one member of the Audit Committee to serve as the Chairman of the Audit Committee. Unless it determines that no member of the Audit Committee qualifies as an independent audit committee financial expert as defined in Item 3 of Form N-CSR (in accordance with the criteria below) the Board will identify one (or in its discretion, more than one) member of the Audit Committee as an Audit Committee financial expert.

To be identified as an audit committee financial expert, the Audit Committee member must have the following attributes:
(a) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;
(c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Fund's financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

An Audit Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following: (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, or principal accounting officer of a company;
(b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions,
(c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as relevant to the inquiry of whether the Audit Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification
as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange
Commission ("SEC") in Form N-CSR.   The identification of
an Audit Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Audit Committee members in general.

Meetings of the Audit Committee shall be held at such times and at such places as determined from time to time by the Audit Committee, but not less frequently than annually.
In addition, the Chairman of the Audit Committee shall have the power to call meetings of the Audit Committee at any time. A majority of the members of the Audit Committee shall constitute a quorum for purposes of transacting business at any meeting of the Audit Committee.



			Powers and Duties.

 	The Audit Committee shall have the following powers and duties:


To act for the Board in overseeing the Fund's financial reporting and auditing processes. To perform this function, the Audit Committee shall have direct access to the Chief Executive Officer, Chief Financial Officer, and all senior financial personnel of the Fund and the adviser, as well as the independent auditors. In addition, the Audit Committee may meet with other officers and employees of the adviser and other service providers for the Fund when, in the judgment of the Audit Committee, such meetings are warranted.

To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the appointment and compensation, retention or termination of independent auditors. Approval by the Audit Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not "interested persons" under the 1940 Act. In performing this function, the Audit Committee shall discuss with the independent auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the SEC and other regulatory authorities.

To meet periodically with the independent auditors to review the scope of the annual audit and the policies relating to internal procedures and controls and to review with the independent auditors accounting principles employed in the Fund's financial reports and any proposed changes therein; to pre-approve audit and non-audit services provided by the independent auditors to the Fund (subject to any de minimis statutory or regulatory exceptions as may be permitted); to pre-approve non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002
(the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (subject to any de minimis statutory or regulatory exceptions that may be permitted); to consider the possible effect of providing such services on the auditor's independence; to review the range of fees of the independent auditors for both audit and non-audit services for the Fund and to recommend pre-approved audit and non-audit services and fee estimates for Board approval.
In performing its responsibilities for pre-approving audit and non-audit services, the Audit Committee may adopt pre-approval policies and procedures for such services, including policies and procedures by which the Audit
Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee).

To review, as appropriate, the annual audited financial statements of the Fund and the results of the examination of the Fund's financial statements by the independent auditors, including the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

To consider the controls implemented by the independent auditors and management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

To receive at least annually and within 90 days prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund
(or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to the fund complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in the aggregate, to the financial statements taken as a whole. If this information is not communicated to the Audit Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90-day period prior to the filing, of any changes to the previously reported information.

To review and report to the full Board with respect to any material accounting, tax, valuation, or record keeping issues that may affect the Fund, its financial statements or the amount of any dividend or distribution rate.

To direct and supervise investigations with respect to the following: (a) matters reported to the Audit Committee pursuant to the standards for professional conduct governing attorneys practicing before the SEC; (b) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Audit Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and rules issued by the SEC in connection therewith; and (c) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Fund.

To make recommendations or reports on matters that, in its judgment, should receive the attention of the Board of T rustees of the Fund.

To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

To retain special counsel and other experts, consultants and auditors at the expense of the Fund as a resource to assist the Audit Committee in discharging its responsibilities. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such persons and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this Charter.


Adopted:  September 12, 2003

			EXHIBIT B
			=========
	5% of Record or Beneficial Owners of Each Fund's
			Outstanding Shares

		PRINCIPAL HOLDERS OF SECURITIES
		===============================

Principal Holders of Securities
-------------------------------
As of June 10, 2004, the following persons or entities owned of record more than 5% of the outstanding shares of the Funds:





									Net Asset	Percent of
							 		Value of	 all Net
							# of Shares	Shares		   Assets
Essex Aggressive Growth Fund-Institutional Class 	-----------	---------	-----------
------------------------------------------------
National Financial Services Corp., New York, N.Y.	  1,669,332      $14,907,135	    21%
Stephen D. Cutler, Chestnut Hill, MA   	                  1,291,805       11,535,819	    16%
Berklee College of Music, Boston, MA                        712,494        6,362,571	     9%
Mac & Co., Pittsburgh, PA                                   491,274        4,387,077	     6%

Essex Aggressive Growth Fund-Investor Class
-------------------------------------------
Charles Schwab & Co., Inc., San Francisco, CA                73,271          659,439	    71%
National Financial Services Corp., New York, N.Y.	     11,930          107,370	    11%
Linda R. Gates Trust, Palm Beach Gardens, FL   	              8,993           80,937	     8%
Blush & Co., New York, N.Y.                                   5,143           46,287	     5%

Essex Large Cap Growth Fund
---------------------------
Barbara Deane Trust, New York, N.Y.                   	    321,716        3,622,522	    35%
Leland Deane Trust, Lloyd Harbor, N.Y.                      173,358        1,952,011	    19%
Gary K. Deane Trust, New York, N.Y.                         147,982        1,666,277	    15%
Jill Deane Sheppard Trust, Purchase, N.Y.                    91,241        1,027,374	    10%
Maxwell L. Gates Trust, Palm Beach Gardens, FL	             63,933          719,886	     7%
Essex Investment Management, Boston, MA	                     50,181          565,039	     5%
Frank A. Miller Family Foundation, Darien, CT	             48,206          542,800	     5%

Rorer Large-Cap Fund
--------------------
Bears Stearns Securities Corp., Brooklyn, N.Y.               28,204          274,707	    19%
Rorer Asset Management, Philadelphia, PA                     15,021          146,305	    10%
USB Financial Services Inc. Weehawken, N.J.
    FBO - William M. Woodard                                 11,577          112,760	     8%
National Financial Services Corp., New York, N.Y.	      7,869           76,644	     5%

Rorer Mid-Cap Fund
------------------
National Financial Services Corp., New York, N.Y.	    346,977        4,347,622	    90%

Systematic Value Fund
---------------------
Union Bank, San Diego, CA
    FBO SB Diocese Lay Employees Pension Plan               300,301	   3,249,257	    28%
Wells Fargo Bank, Minneapolis, MN
    Everett Clinic 401(k)                                   220,128         2,381,785       20%



				22




Tom A. Alberg, Seattle, WA                                  196,041         2,121,164       18%
National Financial Services Corp., New York, NY             113,046         1,223,158       10%
Raven Trust Fund, Seattle, WA                                98,717         1,068,118        9%

Burridge Small Cap Growth Fund
------------------------------
National Financial Services Corp., New York, NY             703,836	   10,768,691        41%
Charles Schwab & Co., Inc., San Francisco, CA               378,847         5,796,559        22%
The Burridge Group, Chicago, IL                             105,048         1,607,234         6%
National Investor Services, New York, NY                    104,453         1,598,131         6%



Except for Essex Investment Management, Rorer Asset
Management and The Burridge Group, the Trust did not know of any person who, as of June 10, 2004, beneficially owned more than 5% or more of the outstanding shares of the Funds (representing less than 5% of the net asset value of the outstanding shares).

Management Ownership
--------------------
As of June 10, 2004, all management personnel
(i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of any Fund
(representing more than 1% of the net asset value of the outstanding shares).

			Essex Agressive Growth Fund
			Essex Large Cap Growth Fund
			       Rorer Large-Cap Fund
			         Rorer Mid-Cap Fund
			      Systematic Value Fund
		     Burridge Small Cap Growth Fund





[Logo:]	AMG Managers AMG Funds
	800 Connecticut Avenue
	Norwalk, CT 06854




FUND NAME PRINTS HERE 	THIS PROXY IS SOLICITED ON BEHALF
			OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Galan G. Daukas and Donald S. Rumery, as proxies for the undersigned, with power to act without the other and with power of substitution, to represent the undersigned at the Special Meeting (the "Special Meeting") of
Shareholders of Managers AMG Funds (the "Trust") to be held at 10:00 a.m. on August 26, 2004 at the offices of the Trust, located at 800 Connecticut
Avenue, Norwalk, CT 06854, and at any and all adjournments or postponements thereof, and hereby authorizes them to vote inaccordance with the instructions on this proxy, all the shares of the above-referenced Fund, standing in the name of the undersigned on June 10, 2004, with all powers which the undersigned would possess if personally present at the Special Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE,THE PROXIES WILL VOTE SHARES
REPRESENTED BY THIS PROXY FOR EACH NOMINEE LISTED ON THE
REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH
OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING.
THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
NOTICE OF SPECIALMEETING AND PROXY STATEMENT.



	Date: ___________________


	[                            ]

	Signature(s) (Sign in the Box)


	Please sign exactly as your name appears hereon. When shares are heldby joint tenants, both should sign. When signing as attorney, executor,administrator, trustee or guardian, please give full title as such. If acorporation, please sign in corporation name by President or other authorizedofficer. If a partnership, please sign in partnership name by an authorized person.

	Please fill in one of the boxes as shown using black or blue ink or number 2 pencil. [X]
	PLEASE DO NOT USE FINE POINT PENS.


The Board of Trustees recommends a vote FOR each nominee.

1. Authority to vote for the following nominees for election as Trustee:



			    FOR all	     WITHHOLD
			    nominees	    authority
			     listed 	    to vote for
			(except as marked    the all
			   to contrary       nominees
                           at left)

				[ ] 	      [ ]

(01) Steven J. Paggioli

(02) Thomas R. Schneeweis

(03) John Kingston, III

(04) Peter M. Lebovitz



---------------------------------------------------
(Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) number on the line above.)



THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL
BACK PROMPTLY.